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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 3, 1997

                       AMERICAN BUSINESS INFORMATION, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-19598                                          47-0751545
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(Commission File Number)                    (I.R.S. Employer Identification No.)

        5711 South 86th Circle, Omaha, Nebraska                    68127
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (402) 593-4500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 6, 1997

                                        AMERICAN BUSINESS INFORMATION, INC.



                                        By: /s/ Steven Purcell
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                                        Steven Purcell, Chief Financial Officer









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